UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 19, 2011

GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

300 Park Avenue
New York, New York	10022
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.
     Item 2.02. Results of Operations and Financial Condition.
     On October 19, 2011, Greenhill & Co., Inc. (“Greenhill”) issued a press release announcing its financial results for the fiscal quarter ended September 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.
Section 9. Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated October 19, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.
Date: October 19, 2011	By:	/s/ Ulrika Ekman
		Name:	Ulrika Ekman
		Title:	General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Greenhill & Co., Inc. dated October 19, 2011.

E-1